Morgan Stanley Global Consumer Conference November 13, 2012 Morgan Stanley Global Consumer Conference Morgan Stanley Global Consumer Conference November 13, 2012 November 13, 2012 Exhibit 99.2

Presenter Presenter Murray S. Kessler Murray S. Kessler Chairman, President and Chief Executive Officer 1

Safe Harbor Disclaimer
Safe Harbor Disclaimer
You are cautioned that certain statements made in this presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect”, “intend”, “plan”, “anticipate”, “estimate”, “believe”, “will be”, “will continue”, “will likely result”, and similar expressions.  In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act.
Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., and could cause actual results to differ materially from those anticipated or projected.
Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.’s various filings with the Securities and Exchange Commission (“SEC”).
These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from
Lorillard, Inc. as well.
Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.
This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.’s statutory forward-looking-
statements disclaimer.  You are urged to read that disclaimer, which is included in Lorillard Inc.’s Form 10-K and
Form 10-Q filings with the SEC.

Regulation G Compliance
Regulation G Compliance
You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted Earnings Per Share may be discussed.  These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP).
These measures are not necessarily comparable to a similarly titled measure of another company.  Please refer to Appendix A for information that reconciles these measures with the most comparable GAAP measures.

Lorillard is the #3 Tobacco Company in the U.S.
Lorillard is the #3 Tobacco Company in the U.S.
Source:  Lorillard proprietary retail database (“EXCEL”).  As of full year ended 12/31/2011.
•
Over $10 Billion in Retail Sales
•
The #2 U.S. Cigarette Brand -
Newport
®
•
The #1 U.S. Menthol Brand -
Newport
®
•
40% Share of Menthol Market
•
Growing Discount Brand -
Maverick
®

•
Acquired April 2012
•
$50 Million Revenue Run-Rate
•
Leading Technology
•
Gives Lorillard a Seat at the
Harm Reduction Table
•
Lorillard’s First Acquisition in
50 years
And the Leading e-Cigarette Brand - blu eCigs
®
And the Leading e-Cigarette Brand - blu eCigs
®

Strong Historical Fundamental Performance
vs. Competition
Strong Historical Fundamental Performance
vs. Competition
2011 Cigarette Net Sales (Ex-FET)
2011 Total Company Adjusted E.P.S.
2011 Cigarette Volume
Source:  Company reports.

6.8%
7.9%
16.2%
0% 5% 10% 15% 20%
Reynolds
Altria
Lorillard
+9.8%
+0.4%
-0.7%
-2% 0% 2% 4% 6% 8% 10% 12%
RJ
Reynolds
PM USA
Lorillard
+6.9%
-4.0%
-6.0%
-8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0
RJ
Reynolds
PM USA
Lorillard

While Still Growing, 2012 Performance has Slowed
While Still Growing, 2012 Performance has Slowed
Net Sales (Ex-FET)
Earnings Per Share*

* Adjusted.  Source:  Lorillard filings.
Lorillard YTD performance as of September 30 versus year ago
9.7%
2.4%
2011 2012
+
+
12.9%
7.2%
2011 2012
+
+

Two Factors Contributing to a Lower Level of
Growth in 2012
Two Factors Contributing to a Lower Level of
Growth in 2012
1.
Delay in Our Strategic Plan Implementation
2.
Increased Competitive Environment

15.4 B Packs/Cans 15.4 B Packs/Cans
Source:  Lorillard proprietary retail database (“EXCEL”).
2011 U.S. Cigarette Market Segmentation
2011 U.S. Cigarette Market Segmentation
Strategic Plan Targets Adjacent Growth Opportunities
Strategic Plan Targets Adjacent Growth Opportunities
80% of 2011 Volume Growth Resulted from Strategic Initiatives

e-Cigs
Altria
RJR
Altria
RJR
Altria
RJR
Altria
RJR
Altria
RJR
All Others
Altria
RJR
Others
91.4%
8.0%
0.3%
0.3%
Full Flavor
Non-Menthol
Non-Full Flavor Non-Menthol
Full Flavor
Menthol
NFF
Menthol
Discount MST
Snus

Delay Traces to FDA Inaction on Substantial Equivalence
(SE) Applications
Delay Traces to FDA Inaction on Substantial Equivalence
(SE) Applications

•
SE applications required after March 23, 2011
•
Tobacco Control Act indicates SE applications must be
submitted “at least 90 days prior to marketing a product”
•
Some SE applications have waited more than 18 months
for authorization – none yet approved
•
FDA Stance is that there is no deadline for
response/action
•
Lorillard has Submitted a Citizens Petition requesting
enforcement discretion
•
Some light at the end of the tunnel, process is moving

Increased Competition Has Affected Results
Increased Competition Has Affected Results
Competitive Premium*
Menthol
Percent of Specially Marked Factory Packs – YTD as of 9/30/2012
Competitive Premium*
FF Menthol
+18% from Year-Ago +48% from Year-Ago
* Competitive brands include Marlboro and Camel.  Source:  Lorillard proprietary retail database (“EXCEL”).

+900MM FF Menthol SMP Sticks
27%
32%

Despite These Factors, Lorillard is Still Gaining
Market Share in All Key Cigarette Segments
Despite These Factors, Lorillard is Still Gaining
Market Share in All Key Cigarette Segments
Share of the
Cigarette Market*
Share of the
Menthol Market*
Newport +0.1 pts, Lorillard +0.2 pts
Source:  Lorillard proprietary retail database (“EXCEL”).

Newport +0.2 pts, Lorillard +0.5 pts
* Year-to-Date as of 9/30/2012
14.4%
0
Newport
Other
Lorillard
Newport
Other
Lorillard
39.7%

On Track for 10
th
Consecutive Year Of Market
Share Gains
On Track for 10
th
Consecutive Year Of Market
Share Gains
Lorillard Retail Market Share of U.S. Cigarettes
Lorillard Retail Market Share of U.S. Cigarettes
Source:  Lorillard proprietary retail database (“EXCEL”).

* Year-to-Date as of 9/30/2012
0%
2%
4%
6%
8%
10%
12%
14%
16%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
YTD*
Newport Total Lorillard
8.7%
9.0%
9.2%
9.6%
10.0%
10.4%
11.0%
11.8%
12.9%
14.1%
14.4%

And Still Delivering Business Results At or Near
the Top of the U.S. Cigarette Market
And Still Delivering Business Results At or Near
the Top of the U.S. Cigarette Market
Cigarette Net Sales (Ex-FET)
Total Company Adjusted E.P.S.
Source:  Company reports.

YTD performance as of September 30 versus year ago
YTD performance as of September 30 versus year ago
+2.4%
+0.7%
-5.6%
-7% -5% -3% -1% 1% 3%
RJ
Reynolds
PM USA
Lorillard
5.7%
7.8%
7.2%
0% 5% 10%
Reynolds
Altria
Lorillard

•
#1 e-Cigarette Brand
•
Q4 National Retail Roll-out
•
National TV and Print
Advertising Campaign
•
Product Enhancements
•
Increased Manufacturing
Capacity & Inventory
No Delay on e-Cigs, Lorillard is Investing in blu!
No Delay on e-Cigs, Lorillard is Investing in blu!

e-Cigarettes Is an Attractive Fast-Growing Category
e-Cigarettes Is an Attractive Fast-Growing Category

Source:  UBS Research estimates, research note dated 9/23/2012
e-Cigarette U.S. Sales (millions)
e-Cigarette U.S. Sales (millions)
$5
$20
$50
$100
$250
$500
$0
$200
$400
$600
2007 2008 2009 2010 2011 2012 E

And Is a Business Worth Investing In
And Is a Business Worth Investing In

Expect to be EPS Accretive By End of First Full Year
•
94% awareness among adult smokers
•
23% trial among adult smokers
•
5% (or 22% of those who try) become regular users
•
Likelihood to buy more than doubled from 35% to 75% between
2010 and 2011
•
20% of users indicate they completely replaced cigarette smoking,
36% smoke less, and 99% are previous tobacco consumers
•
blu eCigs has the highest brand equity as measured by Net
Promoter Score methodology (46%)
* Source: Lorillard survey of 3,000 adult tobacco consumers, October 2011.
blu eCigs –
blu eCigs –
Key Statistics
Key Statistics

Investment is Primarily in Advertising Investment is Primarily in Advertising 18

Significant National Retail Expansion Underway
Significant National Retail Expansion Underway

Retail roll-out to 50,000 storefronts by end of 2012
Retail roll-out to 50,000 storefronts by end of 2012

Increased Transparency During this Unique Period
Increased Transparency During this Unique Period
•
Heightened promotion
environment (1%-3%
pricing)
•
No new products
•
Share repurchases from
free cash flow
•
Limited contribution from
blu eCigs
Low-Double Digit High-Single Digit Mid-Single Digit
•
Normal historical pricing
(4%-5%)
•
No new products
•
Share repurchases from
free cash flow
•
Limited contribution from
blu eCigs
•
Normal historical pricing
(4%-5%)
•
New incremental products
•
Additional leverage-driven
share repurchases
•
Meaningful contribution
from blu eCigs

Potential Long-Term EPS Growth Rate Scenarios
Potential Long-Term EPS Growth Rate Scenarios

Stock Split Also Provides More Comparable Benchmarks
Stock Split Also Provides More Comparable Benchmarks
Lorillard 3-for-1 Stock Split Announced Today
Lorillard 3-for-1 Stock Split Announced Today
Pre-Split
Lorillard
Post-Split
Lorillard
S&P 500 Consumer
Staples Index
Average (ex-LO)
Share Price $116 $39 $50
Market Capitalization $15 B $15 B $38 B
Shares Outstanding 130 MM 390 MM 740 MM
Earnings Per Share (TTM)
$8.30 $2.77 $2.52
Source:  Bloomberg, as of October 31, 2012

As Always, Lorillard is Focused on Returning
Cash to Shareholders
As Always, Lorillard is Focused on Returning
Cash to Shareholders
173.9
130.0

Q2 2008 Q3 2012
$3.68
$4.00
$4.50
$5.20
$6.20
$2.50
$5.00
$7.50
Q3 2008 Q3 2009 Q3 2010 Q1 2011 Q1 2012
Cash Returned to Shareholders Since June 2008 Spin-out
Cash Returned to Shareholders Since June 2008 Spin-out
-25%
+68%
Total Shares Outstanding
Annualized Dividend Per Share
Source:  Lorillard filings.
$3.9 Billion in Repurchases
70% - 75% Payout Target

Goal of Consistent Delivery of a Double Digit Total
Shareholder Return Over the Long-Term - Unchanged
Goal of Consistent Delivery of a Double Digit Total
Shareholder Return Over the Long-Term - Unchanged
Industry
Leading
Fundamentals
Lean
Cost
Structure
Focus on
Returning
Cash to
Shareholders

Summary
Summary
1. Delivering superior results despite increased
competitive environment
2. Gaining market share for the 10
th
consecutive year
3. Investing in blu e-Cigs and poised to launch adjacent
new products
4. Remaining focused on tight cost control
5. As always, focused on rewarding shareholders with
cash returns and double-digit shareholder  return

Questions Questions Murray S. Kessler Chairman, President and Chief Executive Officer David H. Taylor Executive Vice President and Chief Financial Officer 25

Appendix A
Regulation G Reconciliations
Appendix A
Regulation G Reconciliations
Year ended December 31, 2011
Gross
Profit
Operating
Income
Net
Income
Diluted
EPS
Reported (GAAP) results $2,343 $1,892 $1,116 $7.99
GAAP results include the following:
Impact of RAI mark-to-market adjustments on Lorillard’s
tobacco settlement expense included in cost of sales
(25) (25) (15) (0.11)
Adjusted (Non-GAAP) results $2,318 $1,867 $1,101 $7.88
Nine months ended September 30, 2012
Gross
Profit
Operating
Income
Net
Income
Diluted
EPS
Reported (GAAP) results $1,738 $1,356 $790 $6.03
GAAP results include the following:
1) Expenses incurred in conjunction with the acquisition of
blu eCigs
- 6 4 0.03
2) Impact of RJRT adjustments to its 2011-2005 operating
income and restructuring charges on Lorillard’s tobacco
settlement expense included in cost of sales
7 7 5 0.04
Adjusted (Non-GAAP) results $1,745 $1,369 $799 $6.10

Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results
(Amounts in millions, except per share data)  (Unaudited)

27